Summary of Significant Accounting Policies: Income Tax, Policy (Policies)	12 Months Ended
Dec. 31, 2021
Policies
Income Tax, Policy

(h)Income Taxes

The Company accounts for income taxes using the asset and liability method in accordance with ASC 740, “Accounting for Income Taxes”. The asset and liability method provides that deferred tax assets and liabilities are recognized for the expected future tax consequences of temporary differences between the financial reporting and tax bases of assets and liabilities, and for operating loss and tax credit carry forwards. Deferred tax assets and liabilities are measured using the currently enacted tax rates and laws that will be in effect when the differences are expected to reverse. The Company records a valuation allowance to reduce deferred tax assets to the amount that is believed more likely than not to be realized.

The Company files income tax returns in Canada. The Company may be subject to a reassessment of income taxes by Canadian tax authorities for a period of three years from the date of the original notice of assessment in respect of any particular taxation year. Tax authorities of Canada have not audited any of the Company’s income tax returns for the open taxation years noted above.

As of December 31, 2021, the Company did not have any amounts recorded pertaining to uncertain tax positions. The Company recognizes interest and penalties related to uncertain tax positions in tax expense. During the years ended December 31, 2021 and 2020, there were no charges for interest or penalties.